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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 20, 2003

                           PROBUSINESS SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-22227                  94-2976066
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


          4125 HOPYARD ROAD
        PLEASANTON, CALIFORNIA                                     94588
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (925) 737-3500


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)



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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

           On June 20, 2003, Automatic Data Processing, Inc., a Delaware corporation ("ADP"), acquired control of ProBusiness Services, Inc., a Delaware corporation (the "Company"), from the stockholders of the Company. As previously reported by the Company on a Form 8-K filed on January 6, 2003, the Company entered into an Agreement and Plan of Merger, dated January 5, 2003 (the "Merger Agreement"), by and among the Company, ADP and ADP Merger Corp., a Delaware corporation and a wholly-owned subsidiary of ADP ("Merger Sub"). The Merger Agreement provided for the merger of Merger Sub with and into the Company resulting in the Company becoming a wholly-owned subsidiary of ADP. The stockholders of the Company approved the Merger Agreement and the resulting merger at a special meeting of the stockholders on March 25, 2003. Change of control of the Company occurred when the merger became effective on June 20, 2003.

           The Merger Agreement provides that, at the time the merger became effective, (i) each outstanding share of 6.9% Redeemable Convertible Preferred Stock of the Company was converted into the right to receive $26.50 in cash,
(ii) each outstanding share of common stock of the Company (together with the associated participating preferred stock purchase right) (the "Company Common Stock") was converted into the right to receive $17.00 in cash and (iii) each outstanding option to purchase Company Common Stock was converted into the right to receive an amount in cash equal to the excess (if any) of $17.00 over the per share exercise price of the option. The consideration for the merger as described above was financed by ADP from cash on hand.

           The Merger Agreement and a press release announcing the completion of the merger are filed, respectively, as Exhibits 2.1 and 99.1 to this Form 8-K and both Exhibits are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits

  EXHIBIT NUMBER                          DESCRIPTION
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       2.1               Agreement and Plan of Merger, dated as of January
                         5, 2003, by and among Automatic Data Processing, Inc., ADP Merger Corp. and ProBusiness Services, Inc. (incorporated by reference to Annex A to the registrant's Definitive Proxy Statement on
                         Schedule 14A, filed on February 18, 2003).

       99.1              Press Release of Automatic Data Processing, Inc.
                         dated June 20, 2003.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 23, 2003

                                           PROBUSINESS SERVICES, INC.


                                           By: /s/ Karen E. Dykstra
                                               -----------------------------
                                               Name:  Karen E. Dykstra
                                               Title: Vice President


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                                  EXHIBIT INDEX


  EXHIBIT NUMBER                            DESCRIPTION
--------------------------------------------------------------------------------
       2.1               Agreement and Plan of Merger, dated as of January
                         5, 2003, by and among Automatic Data Processing,
                         Inc., ADP Merger Corp. and ProBusiness Services,
                         Inc. (incorporated by reference to Annex A to the registrant's Definitive Proxy Statement on
                         Schedule 14A, filed on February 18, 2003).

       99.1              Press Release of Automatic Data Processing, Inc.
                         dated June 20, 2003